WHITNEY HOLDING CORPORATION
228 ST. CHARLES AVENUE
NEW ORLEANS, LA  70130
www.whitneybank.com

NEWS RELEASE

CONTACT:	Thomas L. Callicutt, Jr., CFO	FOR IMMEDIATE RELEASE
	Trisha Voltz Carlson, Investor Relations	April 27, 2010
504/299-5208
tcarlson@whitneybank.com

WHITNEY REPORTS FIRST QUARTER 2010 FINANCIAL RESULTS

New Orleans, Louisiana.  Whitney Holding Corporation (NASDAQ—WTNY) (the “Company”) reported a net loss of $6.3 million for the first quarter of 2010 compared to net income of $318,000 in the fourth quarter of 2009 and a net loss of $11.1 million in the first quarter of 2009.  Including the $4.1 million dividend paid each quarter to the U.S. Treasury on the preferred stock issued under TARP, the loss per diluted common share was $.11 for the first quarter of 2010 and $.04 and $.22 for the fourth quarter and first quarter of 2009, respectively.
"The results for the first quarter were in line with our expectations," said John C. Hope, III, Chairman and CEO.  "Credit metrics, while still showing signs of stress in some areas, did support our view that credit likely turned the corner last quarter, and we now expect the loan portfolio to perform as it typically would in a historical recessionary environment.  The most severe real estate-related issues in Florida, which have impacted credit for over a year now, appear to be subsiding as does the need for outsized loan loss provisions.  The Company’s revenue results for this quarter reflect the reduced level of economic activity in our markets that we, along with others in the industry, noted last quarter.  Overall demand for credit remains weak, which led to a decline in both our loans outstanding and net interest income.  While we continue to focus on credit issues, we remain equally as focused on revenue generation and have recently made several strategic hires and have successfully introduced some updated products to our customers.  We remain encouraged by the prospect of an improving economy, the strong foundation we are creating and the traction we

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are gaining from our strategic initiatives.  We hope to soon see a return to consistent quarterly profitability."
HIGHLIGHTS OF FIRST QUARTER FINANCIAL RESULTS
Loans and Earning Assets
Total loans at the end of the first quarter of 2010 were $8.1 billion, down $330 million, or 4%, from December 31, 2009.  Included in the quarter’s decline were charge-offs of $40 million, foreclosures of approximately $19 million and problem loan sales of approximately $5 million. In addition, $65 million of criticized oil and gas industry credits paid off during the first quarter of 2010.  There were also approximately $50 million of repayments on some seasonal commercial and industrial (C&I) credits during the quarter.  The remainder of the decline reflects scheduled repayments and the impact of weak loan demand.
Average loans for the first quarter of 2010 totaled $8.2 billion, down $224 million, or 3%, compared to the fourth quarter of 2009.  Average earning assets of $10.5 billion were down almost 1.5% compared to the fourth quarter of 2009.
Management continues to believe economic conditions will restrain loan demand through the first half of 2010, with slow growth expectations for the second half of 2010 as the economy begins to recover and strengthen.

Deposits and Funding
Average deposits in the first quarter of 2010 were $9.0 billion, relatively unchanged from the fourth quarter of 2009.  Total period-end deposits at March 31, 2010 of $9.0 billion were down $188 million, or 2%, compared to December 31, 2009.  Year-end balances included seasonal commercial and public fund deposit inflows.
Noninterest-bearing deposits of $3.3 billion at March 31, 2010 were unchanged from year-end 2009.  Noninterest-bearing demand deposits comprised 36% of total average deposits and funded 31% of average earning assets for the quarter.  The percentage of funding from all noninterest-bearing sources totaled 37%.  Higher-cost interest-bearing funds, which include time deposits and borrowings, funded 26% of average earning assets in the first quarter of 2010 compared to 28% in the fourth quarter of 2009.

Net Interest Income
The lower level of earning assets, largely a result of weak loan demand, was the main factor behind a decrease of $4.8 million, or 4%, in net interest income (TE) for the first quarter of 2010

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compared to the  fourth quarter of 2009, although having fewer days in the current quarter accounted for almost $2 million of the decrease. The net interest margin (TE) of 4.15% contracted 5 basis points from the fourth quarter reflecting mainly the reduced level of loans in the earning asset mix.  Funding costs and loan yields were relatively stable between the quarters.  The rates on approximately 56% of the loan portfolio at March 31, 2010 varied based on LIBOR (28%) and prime (28%) rate benchmarks.  The Bank has increased the use of rate floors on its loan products, and at the end of the first quarter of 2010 approximately 62% of its LIBOR/prime-based loans have rate floors.

Provision for Credit Losses and Credit Quality
Whitney provided $37.5 million for credit losses in the first quarter of 2010, down $2.0 million, or 5%, from $39.5 million in the fourth quarter of 2009, and down $27.5 million, or 42%, from the first quarter of 2009.  As was the case throughout 2009, the majority of this quarter’s provision, approximately $30 million, or 80%, came from the Florida and Alabama portfolios and was predominantly real estate-related.  As previously noted, the Louisiana and Texas portfolios are performing as expected in a recessionary environment and, while remaining under stress, have not had as significant an impact on the Company’s overall provision and charge-offs.
 Net loan charge-offs in the first quarter of 2010 were $37.1 million, or 1.81% of average loans on an annualized basis, compared to $54.5 million, or 2.59% of average loans, in the fourth quarter of 2009.  Approximately 80% of total gross charge-offs came from real estate-related credits from Florida and Alabama markets.
 The allowance for loan losses represented 2.77% of total loans at March 31, 2010, up from 2.66% at December 31, 2009 and 2.17% at March 31, 2009.
The current recessionary environment continues to impact various types of credits across our footprint.  The total criticized loan portfolio increased $23 million, net, during the first quarter of 2010.  Criticized loans in Louisiana and Florida were up $14 million and $22 million, respectively, while Texas balances declined $13 million.  Total criticized construction, land and land development loans increased $70 million, net, during the first quarter, with almost 80% of the increase coming from loans serviced in the Texas market.  General economic and market conditions are delaying the successful completion of various retail and other income-producing commercial real estate (CRE) projects and stretching the financial capacity of the developers.  These newly criticized credits do not appear to be impacted by the severe declines in collateral values that impacted residential-related real estate credits in Florida and Alabama and do not exhibit other

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characteristics that led to larger levels of provision expense in 2009.  Our bankers have been working proactively with customers to develop strategies to deal with the current difficult conditions and only $23 million of construction and development loans from the Texas market were considered nonperforming at March 31, 2010.  Overall, we believe these credits have lower loss expectations and do not require outsized loss provision.
Nonperforming loans, a subset of criticized loans, totaled $437 million at March 31, 2010, a net increase of $23 million from year-end 2009.  Approximately 75% of the nonperforming loan total came from Whitney’s Florida and Alabama markets.  Nonperforming loans individually evaluated for impairment totaled $363 million, and cumulative charge-offs and the current impaired loss allowance on these loans represented approximately 38% of the original contractual principal balances on these credits.
As noted last quarter, some of the Company’s credit measures may fluctuate as we continue to work through the credit workout process this year and the economy improves.

Noninterest Income
Noninterest income for the first quarter of 2010 decreased $.8 million, or 3%, from the fourth quarter of 2009.
Deposit service charge income was down 7%, or $.6 million, in the first quarter, primarily from reduced account analysis and NSF/OD activity.  We expect NSF/OD fees to trend lower in light of the new consumer protection regulations that will be implemented in the third quarter of 2010.
Secondary mortgage market income was down approximately $.4 million, or 16%, on lower levels of production during the quarter.
There were no significant trends underlying changes in other noninterest income categories.

Noninterest Expense
Total noninterest expense for the first quarter of 2010 increased 5%, or $5.6 million, from the fourth quarter of 2009.  The increase is mainly related to an estimated $4.5 million loss resulting from repurchase obligations on certain mortgage loans originated and sold by a recently acquired entity.
Total personnel expense for the first quarter of 2010 increased $.6 million, or 1%, from the fourth quarter of 2009.   Employee compensation increased $.7 million during the first quarter mainly as a result of revised estimates to 2009 annual sales-based incentive plan compensation in

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the fourth quarter of 2009.  No management cash bonus was accrued during the first quarter of 2010 or during all of 2009.  Employee benefits declined $.1 million during the first quarter.
Loan collection costs, including legal services, and foreclosed asset management expenses and provisions for valuation losses totaled $8.5 million in the first quarter 2010, relatively unchanged from the fourth quarter of 2009.

Capital
The Company’s tangible common equity ratio strengthened to 8.38% at March 31, 2010, up from 8.18% at year-end 2009.  The Company’s leverage ratio at March 31, 2010 was 10.61% compared to 11.05% at December 31, 2009.  This decline related to an adjustment in the amount of deferred tax assets disallowed for regulatory capital calculations.  Regulatory capital ratios remain above those required for the Company and Whitney National Bank to be considered well-capitalized institutions.

Conference Call and Additional Financial Information
Management will host a conference call today at 3:00 p.m. CST to review first quarter 2010 results.  Analysts and investors may dial in and participate in the question/answer session.  A live listen-only webcast of the call will be available under the Investor Relations section of our website at http://www.whitneybank.com.  To participate in the Q&A portion of the call, dial (877) 354-4079 or (408) 427-3700.
An audio archive of the conference call will be available under the Investor Relations section of our website.  A replay of the call will also be available through May 4, 2010 by dialing (800) 642-1687 or (706) 645-9291, passcode 67354266.

This earnings release, including additional financial tables and a slide presentation related to fourth quarter 2009 results, is posted in the Investor Relations section of the Company's web site at http://investor.whitneybank.com/releases.cfm?ReleasesType=Earnings&Year=2010.

Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

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Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions.  Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future.  The forward-looking statements made in this release include, but may not be limited to, expectations regarding future profitability, benefits from implementing our Strategic Plan, loan demand, economic recovery, applicable and new regulations, capital strength and credit quality trends in the overall loan portfolio and specific industry or geographic segments within the loan portfolio.
Whitney’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.  Although Whitney believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ from those expressed in Whitney’s forward-looking statements include, but are not limited to, those risk factors outlined in Whitney’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov).
You are cautioned not to place undue reliance on these forward-looking statements.  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.

(WTNY-E)

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
QUARTERLY HIGHLIGHTS
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2010	2009	2009	2009	2009

INCOME DATA
Net interest income	$106,629	$111,391	$109,854	$110,572	$111,615
Net interest income (tax-equivalent)	107,584	112,396	110,975	111,820	112,924
Provision for credit losses	37,500	39,500	80,500	74,000	65,000
Noninterest income	28,247	29,026	29,227	32,431	29,266
Net securities gains in noninterest income	-	139	195	-	-
Noninterest expense	109,706	104,143	103,596	111,807	96,848
Net income (loss)	(6,280)	318	(30,024)	(21,301)	(11,139)
Net income (loss) to common shareholders	(10,347)	(3,749)	(34,091)	(25,368)	(15,164)

QUARTER-END BALANCE SHEET DATA
Loans	$8,073,498	$8,403,443	$8,476,989	$8,791,840	$8,953,307
Investment securities	2,042,307	2,050,440	2,005,881	1,942,365	1,889,161
Earning assets	10,395,252	10,699,847	10,561,425	10,861,061	10,908,643
Total assets	11,580,806	11,892,141	11,656,468	11,975,082	12,020,481
Noninterest-bearing deposits	3,298,095	3,301,354	3,130,426	3,081,617	3,176,783
Total deposits	8,961,957	9,149,894	8,880,377	9,144,041	9,212,361
Shareholders' equity	1,676,240	1,681,064	1,465,431	1,487,994	1,522,085

AVERAGE BALANCE SHEET DATA
Loans	$8,210,283	$8,434,397	$8,661,806	$8,945,911	$9,068,755
Investment securities	2,008,095	2,025,103	1,966,020	1,906,932	1,885,158
Earning assets	10,482,211	10,635,573	10,723,215	11,062,643	11,054,605
Total assets	11,656,777	11,733,149	11,796,108	12,140,311	12,159,252
Noninterest-bearing deposits	3,260,794	3,222,748	3,083,404	3,082,248	3,150,615
Total deposits	9,026,703	9,017,220	9,076,350	9,212,882	9,119,000
Shareholders' equity	1,684,537	1,629,312	1,485,525	1,520,609	1,533,293

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .11)	$ ( .04)	$ ( .50)	$ ( .38)	$ ( .22)
Diluted	( .11)	( .04)	( .50)	( .38)	( .22)
Cash dividends per share	$.01	$.01	$.01	$.01	$.01
Book value per share, end of period	$14.32	$14.37	$17.30	$17.63	$18.22
Tangible book value per share, end of period	$9.67	$9.71	$10.63	$10.93	$11.46
Trading data
High sales price	$14.53	$9.69	$11.27	$15.33	$16.16
Low sales price	9.05	7.78	7.94	8.33	8.17
End-of-period closing price	13.79	9.11	9.54	9.16	11.45
Trading volume	67,377,896	79,863,609	49,059,850	62,308,611	48,896,275

RATIOS
Return on average assets	(.22)%	.01%	(1.01)%	(.70)%	(.37)%
Return on average common equity	(3.02)	(1.11)	(11.36)	(8.30)	(4.96)
Net interest margin (TE)	4.15	4.20	4.11	4.05	4.13
Average loans to average deposits	90.96	93.54	95.43	97.10	99.45
Efficiency ratio	80.77	73.71	73.99	77.51	68.11
Annualized expenses to average assets	3.76	3.55	3.51	3.68	3.19
Allowance for loan losses to loans, end of period	2.77	2.66	2.81	2.50	2.17
Annualized net charge-offs to average loans	1.81	2.59	2.86	2.09	1.41
Nonperforming assets to loans plus foreclosed
assets and surplus property, end of period	6.12	5.52	5.34	5.17	4.50
Average shareholders' equity to average total assets	14.45	13.89	12.59	12.53	12.61
Tangible common equity to tangible assets,
end of period	8.38	8.18	6.42	6.42	6.68
Leverage ratio, end of period	10.61	11.05	8.99	9.21	9.47
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands)	2010	2009	2009	2009	2009
ASSETS
EARNING ASSETS
Loans	$8,210,283	$8,434,397	$8,661,806	$8,945,911	$9,068,755
Investment securities
Securities available for sale	1,838,179	1,846,305	1,777,298	1,712,510	1,681,155
Securities held to maturity	169,916	178,798	188,722	194,422	204,003
Total investment securities	2,008,095	2,025,103	1,966,020	1,906,932	1,885,158
Federal funds sold and short-term investments	243,123	147,575	66,225	151,325	67,391
Loans held for sale	20,710	28,498	29,164	58,475	33,301
Total earning assets	10,482,211	10,635,573	10,723,215	11,062,643	11,054,605
NONEARNING ASSETS
Goodwill and other intangible assets	449,009	450,567	452,614	454,799	457,185
Accrued interest receivable	36,086	37,871	37,901	38,562	40,429
Other assets	925,851	843,680	822,974	797,389	781,926
Allowance for loan losses	(236,380)	(234,542)	(240,596)	(213,082)	(174,893)

Total assets	$11,656,777	$11,733,149	$11,796,108	$12,140,311	$12,159,252

LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	$1,247,118	$1,157,068	$1,094,418	$1,149,259	$1,256,389
Money market investment deposits	1,794,820	1,822,403	1,801,664	1,693,473	1,313,965
Savings deposits	849,006	843,277	882,520	901,962	908,182
Other time deposits	781,806	821,667	845,684	839,565	870,547
Time deposits $100,000 and over	1,093,159	1,150,057	1,368,660	1,546,375	1,619,302
Total interest-bearing deposits	5,765,909	5,794,472	5,992,946	6,130,634	5,968,385

Short-term borrowings	644,838	760,881	908,700	1,100,222	1,203,813
Long-term debt	199,711	199,687	199,610	199,449	183,311
Total interest-bearing liabilities	6,610,458	6,755,040	7,101,256	7,430,305	7,355,509
NONINTEREST-BEARING LIABILITIES
Noninterest-bearing deposits	3,260,794	3,222,748	3,083,404	3,082,248	3,150,615
Accrued interest payable	12,554	11,402	18,026	16,596	20,673
Other liabilities	88,434	114,647	107,897	90,553	99,162
Total liabilities	9,972,240	10,103,837	10,310,583	10,619,702	10,625,959
SHAREHOLDERS' EQUITY
Preferred	295,140	294,819	294,500	294,186	293,870
Common	1,389,397	1,334,493	1,191,025	1,226,423	1,239,423
Total shareholders' equity	1,684,537	1,629,312	1,485,525	1,520,609	1,533,293

Total liabilities and shareholders' equity	$11,656,777	$11,733,149	$11,796,108	$12,140,311	$12,159,252

EARNING ASSETS LESS
INTEREST-BEARING LIABILITIES	$3,871,753	$3,880,533	$3,621,959	$3,632,338	$3,699,096

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	March 31	December 31	September 30	June 30	March 31
(dollars in thousands)	2010	2009	2009	2009	2009
ASSETS
Cash and due from financial institutions	$198,912	$216,347	$209,523	$228,452	$234,982
Federal funds sold and short-term investments	256,505	212,219	54,729	58,026	27,251
Loans held for sale	22,942	33,745	23,826	68,830	38,924
Investment securities
Securities available for sale	1,877,653	1,875,495	1,821,246	1,749,338	1,687,791
Securities held to maturity	164,654	174,945	184,635	193,027	201,370
Total investment securities	2,042,307	2,050,440	2,005,881	1,942,365	1,889,161
Loans	8,073,498	8,403,443	8,476,989	8,791,840	8,953,307
Allowance for loan losses	(223,890)	(223,671)	(238,600)	(219,465)	(194,179)
Net loans	7,849,608	8,179,772	8,238,389	8,572,375	8,759,128
Bank premises and equipment	226,105	223,142	216,722	213,227	211,987
Goodwill	435,678	435,678	435,678	435,678	435,678
Other intangible assets	12,621	14,116	15,850	18,042	20,294
Accrued interest receivable	33,277	32,841	34,671	34,085	35,318
Other assets	502,851	493,841	421,199	404,002	367,758
Total assets	$11,580,806	$11,892,141	$11,656,468	$11,975,082	$12,020,481

LIABILITIES
Noninterest-bearing demand deposits	$3,298,095	$3,301,354	$3,130,426	$3,081,617	$3,176,783
Interest-bearing deposits	5,663,862	5,848,540	5,749,951	6,062,424	6,035,578
Total deposits	8,961,957	9,149,894	8,880,377	9,144,041	9,212,361
Short-term borrowings	610,344	734,606	991,189	1,014,940	908,246
Long-term debt	199,722	199,707	199,589	199,626	190,663
Accrued interest payable	12,598	11,908	14,505	16,886	20,082
Other liabilities	119,945	114,962	105,377	111,595	167,044
Total liabilities	9,904,566	10,211,077	10,191,037	10,487,088	10,498,396
SHAREHOLDERS' EQUITY
Preferred stock	295,291	294,974	294,657	294,340	294,023
Common stock	2,800	2,800	2,800	2,800	2,800
Capital surplus	618,392	617,038	398,069	396,629	398,767
Retained earnings	779,158	790,481	795,199	829,976	856,021
Accumulated other comprehensive income (loss)	(6,704)	(11,532)	(12,597)	(23,054)	(16,829)
Treasury stock at cost	(12,697)	(12,697)	(12,697)	(12,697)	(12,697)
Total shareholders' equity	1,676,240	1,681,064	1,465,431	1,487,994	1,522,085
Total liabilities and shareholders' equity	$11,580,806	$11,892,141	$11,656,468	$11,975,082	$12,020,481

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2010	2009	2009	2009	2009
INTEREST INCOME
Interest and fees on loans	$100,130	$105,695	$107,751	$110,353	$111,814
Interest and dividends on investments	20,502	20,919	20,803	20,457	20,896
Interest on federal funds sold and
short-term investments	179	125	103	204	178
Total interest income	120,811	126,739	128,657	131,014	132,888
INTEREST EXPENSE
Interest on deposits	11,420	12,561	15,918	17,360	17,506
Interest on short-term borrowings	276	296	387	570	1,278
Interest on long-term debt	2,486	2,491	2,498	2,512	2,489
Total interest expense	14,182	15,348	18,803	20,442	21,273
NET INTEREST INCOME	106,629	111,391	109,854	110,572	111,615
PROVISION FOR CREDIT LOSSES	37,500	39,500	80,500	74,000	65,000
NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	69,129	71,891	29,354	36,572	46,615
NONINTEREST INCOME
Service charges on deposit accounts	8,482	9,077	9,390	9,396	9,836
Bank card fees	5,674	5,621	5,258	4,620	4,387
Trust service fees	2,908	2,966	2,865	3,187	2,966
Secondary mortgage market operations	1,882	2,237	2,243	3,091	1,835
Other noninterest income	9,301	8,986	9,276	12,137	10,242
Securities transactions	-	139	195	-	-
Total noninterest income	28,247	29,026	29,227	32,431	29,266
NONINTEREST EXPENSE
Employee compensation	39,044	38,300	40,356	40,868	38,592
Employee benefits	11,051	11,177	10,239	10,485	11,322
Total personnel	50,095	49,477	50,595	51,353	49,914
Net occupancy	9,945	9,391	10,137	9,606	9,676
Equipment and data processing	6,594	6,318	6,570	6,528	6,354
Legal and other professional services	5,232	5,621	4,609	4,639	4,687
Deposit insurance and regulatory fees	6,013	5,515	5,281	9,879	3,585
Telecommunication and postage	3,085	2,993	3,246	2,952	3,097
Corporate value and franchise taxes	1,698	1,817	2,094	2,402	2,371
Amortization of intangibles	1,495	1,734	2,192	2,251	2,590
Provision for valuation losses on foreclosed assets	3,088	3,768	2,092	5,083	717
Nonlegal loan collection and other foreclosed asset costs	3,173	2,446	2,256	2,457	1,259
Other noninterest expense	19,288	15,063	14,524	14,657	12,598
Total noninterest expense	109,706	104,143	103,596	111,807	96,848
Income (loss) before income taxes	(12,330)	(3,226)	(45,015)	(42,804)	(20,967)
Income tax expense	(6,050)	(3,544)	(14,991)	(21,503)	(9,828)
Net income (loss)	$(6,280)	$318	$(30,024)	$(21,301)	$(11,139)
Preferred stock dividends	4,067	4,067	4,067	4,067	4,025
Net income (loss) to common shareholders	$(10,347)	$(3,749)	$(34,091)	$(25,368)	$(15,164)

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(.11)	$(.04)	$(.50)	$(.38)	$(.22)
Diluted	(.11)	(.04)	(.50)	(.38)	(.22)
WEIGHTED-AVERAGE COMMON
SHARES OUTSTANDING
Basic	96,534,425	88,402,754	67,772,139	67,484,913	67,465,497
Diluted	96,534,425	88,402,754	67,772,139	67,484,913	67,465,497
CASH DIVIDENDS PER COMMON SHARE	$.01	$.01	$.01	$.01	$.01

  - MORE -

11
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
	2010	2009	2009	2009	2009

EARNING ASSETS
Loans**	4.93%	4.96%	4.93%	4.92%	4.99%
Investment securities	4.26	4.32	4.44	4.51	4.67
Federal funds sold and short-term investments	.30	.34	.62	.54	1.07
Total interest-earning assets	4.70%	4.77%	4.81%	4.79%	4.91%

INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	.36%	.36%	.37%	.37%	.38%
Money market investment deposits	.82	.82	1.08	1.10	.68
Savings deposits	.15	.15	.16	.16	.16
Other time deposits	1.39	1.48	1.80	2.14	2.48
Time deposits $100,000 and over	1.37	1.51	1.69	1.77	2.12
Total interest-bearing deposits	.80%	.86%	1.05%	1.14%	1.19%

Short-term borrowings	.17	.15	.17	.21	.43
Long-term debt	4.98	4.99	5.01	5.04	5.43
Total interest-bearing liabilities	.87%	.90%	1.05%	1.10%	1.17%

NET INTEREST SPREAD (tax-equivalent)
Yield on earning assets less cost of interest-
bearing liabilities	3.83%	3.87%	3.76%	3.69%	3.74%

NET INTEREST MARGIN (tax-equivalent)
Net interest income (tax equivalent) as a
percentage of average earning assets	4.15%	4.20%	4.11%	4.05%	4.13%

COST OF FUNDS
Interest expense as a percentage of average interest-
bearing liabilities plus interest-free funds	.55%	.57%	.70%	.74%	.78%

* Based on a 35% tax rate.
** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

  - MORE -

12
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN QUALITY
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands)	2010	2009	2009	2009	2009

ALLOWANCE FOR LOAN LOSSES
Allowance at beginning of period	$223,671	$238,600	$219,465	$194,179	$161,109
Provision for credit losses	37,300	39,600	81,000	72,000	65,000
Loans charged off	(39,987)	(57,699)	(63,530)	(48,544)	(33,829)
Recoveries on loans previously charged off	2,906	3,170	1,665	1,830	1,899
Net loans charged off	(37,081)	(54,529)	(61,865)	(46,714)	(31,930)
Allowance at end of period	$223,890	$223,671	$238,600	$219,465	$194,179

Allowance for loan losses as a percentage of
loans, at end of period	2.77%	2.66%	2.81%	2.50%	2.17%

Annualized net charge-offs as a percentage
of average loans	1.81	2.59	2.86	2.09	1.41

Annualized gross charge-offs as a percentage of
average loans	1.95	2.74	2.93	2.17	1.49

Recoveries as a percentage of gross charge-offs	7.27	5.49	2.62	3.77	5.61

RESERVE FOR LOSSES ON
UNFUNDED CREDIT COMMITMENTS
Reserve at beginning of period	$2,200	$2,300	$2,800	$800	$800
Provision for credit losses	200	(100)	(500)	2,000	-
Reserve at end of period	$2,400	$2,200	$2,300	$2,800	$800

	March 31	December 31	September 30	June 30	March 31
(dollars in thousands)	2010	2009	2009	2009	2009

NONPERFORMING ASSETS
Loans accounted for on a nonaccrual basis	$436,680	$414,075	$405,852	$413,174	$366,249
Restructured loans accruing	-	-	-	-	-
Total nonperforming loans	436,680	414,075	405,852	413,174	366,249
Foreclosed assets and surplus property	60,879	52,630	49,737	43,625	38,781
Total nonperforming assets	$497,559	$466,705	$455,589	$456,799	$405,030
Loans 90 days past due still accruing	$17,591	$23,386	$15,077	$20,364	$30,564

Nonperforming assets as a percentage of loans
plus foreclosed assets and surplus property,
at end of period	6.12%	5.52%	5.34%	5.17%	4.50%

Allowance for loan losses as a percentage of
nonperforming loans, at end of period	51.27	54.02	58.79	53.12	53.02

Loans 90 days past due still accruing as a
percentage of loans, at end of period	.22	.28	.18	.23	.34

  - MORE -

13
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN PORTFOLIO DETAIL

LOAN PORTFOLIO AT QUARTER-END
		2010	2009
(dollars in millions)		March	December	September	June	March

Commercial, financial & agricultural		$2,869	$3,075	$3,064	$3,258	$3,328
Owner-occupied real estate		1,069	1,080	1,057	1,077	1,041
Total commercial & industrial		3,938	4,155	4,121	4,335	4,369
Commercial real estate:
Construction, land & land development		1,479	1,537	1,702	1,779	1,880
CRE - other		1,217	1,246	1,220	1,235	1,251
Total commercial real estate		2,696	2,783	2,922	3,014	3,131
Residential mortgage		1,015	1,035	1,011	1,028	1,046
Consumer		424	430	423	415	407
Total loans		$8,073	$8,403	$8,477	$8,792	$8,953

GEOGRAPHIC DISTRIBUTION OF LOAN PORTFOLIO AT MARCH 31, 2010
				Alabama/		Percent
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	of total

Commercial, financial & agricultural	$2,114	$422	$98	$235	$2,869	36%
Owner-occupied real estate	662	117	201	89	1,069	13%
Total commercial & industrial	2,776	539	299	324	3,938	49%
Commercial real estate:
Construction, land & land development	434	478	346	221	1,479	18%
CRE - other	598	148	323	148	1,217	15%
Total commercial real estate	1,032	626	669	369	2,696	33%
Residential mortgage	548	151	191	125	1,015	13%
Consumer	290	22	69	43	424	5%
Total	$4,646	$1,338	$1,228	$861	$8,073	100%
Percent of total	57%	17%	15%	11%	100%

CRITICIZED LOANS AT MARCH 31, 2010
						Percent of
				Alabama/		loan category
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	total

Commercial, financial & agricultural	$70	$43	$8	$23	$144	5%
Owner-occupied real estate	44	19	50	15	128	12%
Total commercial & industrial	114	62	58	38	272	7%
Commercial real estate:
Construction, land & land development	33	190	183	41	447	30%
CRE - other	43	30	110	39	222	18%
Total commercial real estate	76	220	293	80	669	25%
Residential mortgage	44	8	55	19	126	12%
Consumer	4	-	7	3	14	3%
Total	$238	$290	$413	$140	$1,081	13%
Percent of regional loan total	5%	22%	34%	16%	13%

  - END -

1Q10 Supplemental Data
April 27, 2010

CRE
Other CRE
15%
Commercial, fin'l & ag
36%
Commercial construction, land & land development
18%
Residential Mortgage
13%
Consumer
5%
Owner-occupied RE
13%
C&I

AL/MS
11%
FL
15%
LA
57%
TX
17%

Total: $8,073mm
Average Yield:
4.93%

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

Commercial and Business Banking Focus
Loan mix
Note: Financial data as of March 31, 2010
Geographic Distribution

(dollars in millions)	Louisiana		Texas		Florida		Alabama/ Mississippi		Total
Residential construction	$	63	$	58	$	32	$	18	$ 171
Land & Lots:									
Residential		153		46		129		72	400
Commercial		111		79		81		54	325
Retail		31		135		13		16	195
Office Buildings		11		36		21		1	69
Hotel/motel		-		-		28		-	28
Multifamily		20		83		-		17	120
Industrial/warehouse		12		4		3		5	24
Other		33		37		39		38	147
Total	$	434	$	478	$	346	$	221	$ 1,479

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

CRE: Construction, Land & Land Development Loans
Note: Financial data as of March 31, 2010
By Product Type

(dollars in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Retail	$ 163	$ 75	$ 79	$ 42	$ 359
Office Buildings	115	25	57	32	229
Hotel/motel	126	4	59	23	212
Multifamily	73	26	41	28	168
Industrial/warehouse	59	15	47	17	138
Other	62	3	40	6	111
Total	$ 598	$ 148	$ 323	$ 148	$ 1,217

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

CRE: Other Commercial Real Estate Loans
Note: Financial data as of March 31, 2010
By Product Type

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.2%
0.1%
0.3%
0.1%
0.9%
1.4%
2.1%
2.9%
2.6%
1.8%
2004Y 2005Y 2006Y 2007Y 2008Y 2009Q1 2009Q2 2009Q3 2009Q4 2010Q1

225.0%
175.0%
125.0%
75.0%
25.0%
229.8%
137.3%
135.6%
73.2%
53.5%
53.0%
53.1%
58.8%
54.0%
51.3%
2004Y 2005Y 2006Y 2007Y 2008Y 2009Q1 2009Q2 2009Q3 2009Q4 2010Q1

NPAs/loans + OREO

6.5%
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
0.5%
1.0%
0.8%
1.6%
3.6%
4.5%
5.2%
5.3%
5.5%
6.1%
2004Y 2005Y 2006Y 2007Y 2008Y 2009Q1 2009Q2 2009Q3 2009Q4 2010Q1

Allowance for loan losses/loans

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
1.0%
1.4%
1.1%
1.2%
1.8%
2.2%
2.5%
2.8%
2.7%
2.8%
2004Y 2005Y 2006Y 2007Y 2008Y 2009Q1 2009Q2 2009Q3 2009Q4 2010Q1

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Summary Credit Statistics
NCOs/avg. loans
Reserves/NPLs
Note: Financial data as of March 31, 2010

- Slight increase in total criticized loans of $23 million, net
  - *Criticized loans in Louisiana and Florida increased $14 million and $22 million, respectively*
  - *Criticized loans in Texas declined $13 million*
  - *Alabama/Mississippi level of criticized loans remained stable*
- Newly criticized loans differ from majority of previously criticized loans
  - *Increases across the footprint*
  - *Various types of credits*
  - *Not impacted by Florida and Alabama real estate values*
  - *Mainly construction and development loans in Texas*
  - *Lower level of loss expectation*
  - *Do not require outsized loan loss provisions*

450
400
350
300
250
200
150
100
50
0
LA
TX
FL
AL/MS
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

1200
1000
800
600
400
200
0
Total
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

“First Quarter 2010: A Sideways Quarter”
NPLs are included in total criticized portfolio
Note: Financial data as of March 31, 2010

$s in millions	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Total
C&I	114	62	58	38	272	25%
% Criticized to Total Loans	4%	11%	19%	12%	7%	
CRE	76	220	293	80	669	62%
% Criticized to Total Loans	7%	35%	44%	22%	25%	
Residential Mortgage	44	8	55	19	126	12%
% Criticized to Total Loans	8%	5%	29%	15%	12%	
Consumer	4	-	7	3	14	1%
% Criticized to Total Loans	1%	-	10%	7%	3%	
Total Criticized Loans	**$238**	**$290**	**$413**	**$140**	**$1,081**	**100%**
% of Portfolio Criticized	**5%**	**22%**	**34%**	**16%**	**13%**	

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

Note: Financial data as of March 31, 2010
Criticized loans include: Special Mention (watch), Substandard and Doubtful
Recession Is Stressing Loans Across The Footprint

(dollars in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Residential construction	$ 4	$ 23	$ 20	$ -	$ 47
Land & Lots:					
Residential	15	12	69	27	123
Commercial	9	39	51	2	101
Retail	-	38	8	-	46
Office Buildings	3	9	6	-	18
Hotel/motel	-	-	8	-	8
Multifamily	-	51	-	-	51
Industrial/warehouse	-	-	-	3	3
Other	2	18	21	9	50
Total	$ 33	$ 190	$ 183	$ 41	$ 447

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Construction, Land & Land Development Criticized Loans
Note: Financial data as of March 31, 2010
By Product Type

(dollars in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Retail	$ 4	$ 19	$ 18	$ 21	$ 62
Office Buildings	6	3	11	4	24
Hotel/motel	17	-	21	-	38
Multifamily	10	7	25	4	46
Industrial/warehouse	6	-	21	10	37
Other	-	-	15	-	15
Total	$ 43	$ 29	$ 111	$ 39	$ 222

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

Other Commercial Real Estate Criticized Loans
Note: Financial data as of March 31, 2010
By Product Type

Majority of Nonperforming Loans Are Impaired

- Nonperforming loans (NPLs) totaled $437 million at March 31, 2010
- Impaired loans, a subset of NPLs, totaled $363 million or 83%

Impaired

- Majority of impaired loans are collateral dependent
- Impaired loans have been charged-down to the most recent appraised value or reserved to collateral value estimates
- Cumulative charge-offs and the current impaired loss allowance on the impaired loans represented approximately 38% of the original contractual principal balances on these credits

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Note: Data as of March 31, 2010

Impaired loans ($s in millions)	Current Balance Outstanding (Book Value)	% Charged-Off To-Date of Contractual Balance	% Currently Reserved to Current Book Value
Florida	$217	33%	15%
Alabama/ Mississippi	61	33%	15%
Louisiana	50	17%	11%
Texas	35	1%	5%
Total impaired	$363	29%	13%

Percents are not additive. Cumulative charge-offs and the current impaired loss allowance on the total impaired portfolio represented approximately 38% of the original contractual principal balances on these credits.

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Note: Financial data as of March 31, 2010
Impaired Breakdown By State

Geographic distribution of loan portfolio

AL/MS
11%
FL
15%
TX
17%
LA
57%

Geographic distribution of NPLs

AL/MS
16%
LA
18%
TX
9%
FL
57%

($s in millions)	LA	TX	FL	AL/MS
Loans	$ 4,646	$ 1,338	$1,228	$ 861
Nonperforming Loans (NPLs)	$ 77	$ 40	$ 251	$ 68
NPLs/Loans	1.66%	3.00%	20.43%	7.95%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Today: Performing As Expected In A Recession
Note: Financial data as of March 31, 2010

Total Loans
$8.1 billion

AL/MS
11%
FL
15%
TX
17%
LA
57%

Allowance for Loan Losses
$224 million

AL/MS
14%
LA
29%
FL
46%
TX
11%

Total NPLs
$437 million

AL/MS
16%
LA
18%
TX
9%
FL
57%

	LA	TX	FL	AL/MS	Total
Allowance/Loans	1.42%	1.91%	8.23%	3.64%	2.77%

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Provision Expense Mainly For FL, AL Portfolios
Note: Financial data as of March 31, 2010

5%
15%
14%
16%
50%
LA
FL - panhandle
FL - Tampa Bay
AL/MS
TX

- $40 million of gross charge-offs during 1Q10
  - $21 million, or 54%, from residential-related credits (includes construction, land and lots)
  - $13 million, or 33%, from C&I credits
  - $4 million, or 10%, from CRE credits
  - $2 million of consumer credits

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Charge-Offs Mainly From Florida and Alabama Portfolios
Gross Charge-offs by
Geography: 1Q10
Note: Financial data as of March 31, 2010
FL

90
80
70
60
50
40
30
20
10
0
($s in millions)
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
Provision for credit losses
Net Charge-Offs
Allowance for loan losses/loans

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Allowance for Loan Losses Remains Solid

1Q10 Supplemental Data
April 27, 2010